NMF Form N-SAR 6-30-13
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser"
HighMark Capital Management
"

Nationwide Fund"Nationwide Enhanced Income Fund"

Issuer"
TransCanada Pipeline
"

Underwriter/ Affiliated Participant Underwriter"Deutsche Bank
"

Aggregate Principal Purchase Amount"$2,000,000"
Aggregate Principal Offering Amount"$500,000,000"

Commission or % of Offering"
0.45%
"

Purchase Date"06/28/13"

Adviser / Sub-Adviser "
UBS Global Asset Management (Americas) Inc."

Nationwide Fund "
Nationwide Global Equity Fund
"

Issuer "BB Seguridade Participacoes S.A.
"

Underwriter/ Affiliated Participant Underwriter"J.P. Morgan Securities, LLC"

Aggregate Principal Purchase Amount"
$750,000"
Aggregate Principal Offering Amount"$500,000,000"

Commission or % of Offering"0.0765%"

Purchase Date"
04/26/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"MarkWest Energy Partners, L.P. "

Underwriter/ Affiliated Participant Underwriter"

Barclays Capital Inc."

Aggregate Principal Purchase Amount"
$8,000,000"
Aggregate Principal Offering Amount"$1,000,000,000"

Commission or % of Offering"
1.25%
"

Purchase Date"01/07/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Revlon Consumer Products"

Underwriter/ Affiliated Participant Underwriter"
Citigroup Global Markets Hldgs"

Aggregate Principal Purchase Amount"
$3,000,000"
Aggregate Principal Offering Amount"$500,000,000"

Commission or % of Offering"
1.75%"

Purchase Date"02/05/13"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"

Nationwide High Yield Fund"

Issuer"Equinix, Inc.
"

Underwriter/ Affiliated Participant Underwriter"
J.P. Morgan Securities, LLC"

Aggregate Principal Purchase Amount"
$12,000,000"
Aggregate Principal Offering Amount"$1,000,000,000"

Commission or % of Offering"
1.2%"

Purchase Date"
02/25/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc.
"

Nationwide Fund"Nationwide High Yield Fund"

Issuer"
TRW Automotive Inc."

Underwriter/ Affiliated Participant Underwriter"
Bank of America Securities"

Aggregate Principal Purchase Amount"
$5,000,000"
Aggregate Principal Offering Amount"$400,000,000"

Commission or % of Offering"
1.375%"

Purchase Date"02/25/13"

Adviser / Sub-Adviser"

UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"Intl Lease Finance Corp"

Underwriter/ Affiliated Participant Underwriter"

J.P. Morgan Securities, LLC"

Aggregate Principal Purchase Amount"
$9,999,600"
Aggregate Principal Offering Amount"$749,970,000"

Commission or % of Offering"
0.75%"

Purchase Date"
03/06/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Petrologistics LP
"

Underwriter/ Affiliated Participant Underwriter"Morgan Stanley & Co"

Aggregate Principal Purchase Amount"
$2,000,000"
Aggregate Principal Offering Amount"$365,000,000
"

Commission or % of Offering"2.0%"

Purchase Date"
03/22/13
"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
ABC Supply Co Inc."

Underwriter/ Affiliated Participant Underwriter"
Deutsche Bank Securities"

Aggregate Principal Purchase Amount"
$1,750,000"
Aggregate Principal Offering Amount"$500,000,000"

Commission or % of Offering"2.0%"

Purchase Date"

04/04/13"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Continental Resources Inc.
"

Underwriter/ Affiliated Participant Underwriter"Bank of America Securities"

Aggregate Principal Purchase Amount"
$13,000,000"
Aggregate Principal Offering Amount"$1,500,000,000"

Commission or % of Offering"
1.375%"

Purchase Date"
04/02/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Regency Energy Partners"

Underwriter/ Affiliated Participant Underwriter"
J.P. Morgan Securities, LLC"

Aggregate Principal Purchase Amount"
$5,000,000"
Aggregate Principal Offering Amount"$600,000,000"

Commission or % of Offering"1.5%"

Purchase Date"

04/24/13
"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Cequel Com Hldg"

Underwriter/ Affiliated Participant Underwriter"
CS First Boston"

Aggregate Principal Purchase Amount"
$7,000,000"
Aggregate Principal Offering Amount"$750,000,000"

Commission or % of Offering"0.075%"

Purchase Date"05/13/13"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Ineos Group Holdings"

Underwriter/ Affiliated Participant Underwriter"
Citigroup Global Markets"

Aggregate Principal Purchase Amount"
$4,000,000"
Aggregate Principal Offering Amount"$678,000,000"

Commission or % of Offering"0.5%
"

Purchase Date"
05/02/13"

Adviser / Sub-Adviser"
UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Intelsat Jackson Hldg"

Underwriter/ Affiliated Participant Underwriter"
CS First Boston
"

Aggregate Principal Purchase Amount"$4,000,000"
Aggregate Principal Offering Amount"$2,000,000,000"

Commission or % of Offering"
0.98%"

Purchase Date"05/21/13"

Adviser / Sub-Adviser"UBS Global Asset Management (Americas) Inc."

Nationwide Fund"
Nationwide High Yield Fund"

Issuer"
Legacy Reserves Fin Corp
"

Underwriter/ Affiliated Participant Underwriter"Wells Fargo Securities"

Aggregate Principal Purchase Amount"
$2,952,150"
Aggregate Principal Offering Amount"$246,012,500"

Commission or % of Offering"
1.9%"

Purchase Date"05/22/13"